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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                                   reported):
                                OCTOBER 16, 2003


                          CUBIST PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   0-21379             22-3192085
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 (State or Other Jurisdiction       (Commission         (IRS Employer
       of Incorporation)            File Number)        Identification No.)


                65 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS 02421
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 860-8660

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

1.1 Form of Underwriting Agreement by and among the Company and the underwriters named therein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CUBIST PHARMACEUTICALS, INC.


                                      By: /s/ Christopher D. T. Guiffre
                                         ------------------------------
                                           Christopher D. T. Guiffre,
                                           Vice President, General Counsel and
                                           Secretary

Dated:  October 16, 2003




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                                  Exhibit Index

EXHIBIT NO.                EXHIBIT NAME
-----------                --------------------------------------------------
1.1                        Form of Underwriting Agreement by and among the
                           Issuer and the underwriters named therein.